                                                                Exhibit 10.28(d)

         SECOND AMENDMENT TO CREDIT AGREEMENT DATED AS OF APRIL 3, 2000
                (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT"),
                BY AND BETWEEN HEADS & THREADS INTERNATIONAL LLC,
             A DELAWARE LIMITED LIABILITY COMPANY (THE "BORROWER"),
              AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,
               LASALLE BANK NATIONAL ASSOCIATION AND SUMMIT BANK,
             AS LENDERS (THE "LENDERS"), AND AMERICAN NATIONAL BANK
              AND TRUST COMPANY OF CHICAGO, AS AGENT (THE "AGENT")
--------------------------------------------------------------------------------

         This Second Amendment to the Agreement ("Amendment") is entered as of November 27, 2000 by and among the Borrower, the Lenders and the Agent.

         All capitalized terms stated in this Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

         WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement; and

         WHEREAS, the Borrower and the Lenders have agreed to increase the Aggregate Revolving Commitment under the Agreement to $60,000,000, to increase the Borrowing Base cap for Eligible Inventory and to otherwise amend the Agreement as stated herein, and to waive a certain violation of the Agreement as stated herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

         Section 1. Amendments to Agreement.

         a. Section 1.1 of the Agreement is amended as follows:

                  (i) The definition of "Aggregate Revolving Commitment" is amended in its entirety to state the following: ""Aggregate Revolving
Commitment" means the lesser of (i) the Borrowing Base, or (ii) $60,000,000."
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                  (ii) The definition of "Borrowing Base" is amended by deleting the figure $55,000,000 therefrom and substituting therefor the figure $60,000,000, and by deleting the phrase "(b) the lesser of (i) $35,000,000 or" therefrom and substituting therefor the phrase "(b) the lesser of (i)
$42,000,000 from November 27, 2000 through February 28, 2001, and $38,000,000 at all other times, or".

         b. Schedule 1 to the Agreement is amended in its entirety and replaced by the Schedule 1 attached to this Amendment and incorporated herein.

         c. Section 6.12 of the Agreement is amended by deleting the word "and" at the end of subsection (v); deleting the period at the end of subsection (vi) and substituting therefor the phrase "; and"; and by adding a new subsection
(vii) to Section 6.12 as follows:

            (vii) Indebtedness to Summit Bank not exceeding $3,000,000 in the aggregate upon equipment leases between the Borrower and Summit Bank.

         Section 2. Waiver. The Agent and Lenders waive any violation of Section
6.15 of the Agreement which would be caused solely by Borrower's acquisition of Atlas Division of Pawtucket Fasteners, LP, pursuant to the terms and conditions of the Asset Purchase Agreement by and between Borrower and Pawtucket Fasteners, LP dated as of November 9, 2000. The waiver set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of the Agreement or any Loan Document or otherwise prejudice any right or remedy which the Bank may now have or may have in the future in connection with the Agreement or any Loan Document.

         Section 3. Representations and Warranties. The Borrower represents and warrants that:


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         a. The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date); and

         b. Except as expressly waived in this Agreement, the Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Unmatured Default has occurred and is continuing.

         Section 4. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions precedent:

         a. The Agent shall have received executed originals of this Amendment;

         b. The Agent shall have received three fully executed Amended and Restated Promissory Notes each in the amount of $21,666,666.67 payable to each of the Lenders respectively in the forms attached hereto as Exhibit 1;

         c. The Agent shall have received payment of the fees provided in
Section 7 of this Amendment;

         d. The Agent shall have received board resolutions from the Borrower authorizing the execution of this Amendment and other documents executed in connection herewith, including but not limited to, the Amended and Restated Promissory Note;

         e. All legal matters incident to this Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent; and


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         f. The Lenders shall have received from the Borrower an aggregate
Amendment fee of $25,000 to be distributed in the amount of $8,333 to each Lender.

         Section 5. Full Force and Effect. Except as expressly amended and waived herein, the Agreement and the Loan Documents are hereby ratified and confirmed, and shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement and the Loan documents, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment, all references to "Lenders", "Commitment" and "Pro Rata Percentage" shall mean such terms as stated on Schedule 1 attached hereto, and all references to the "Note" or "Notes" shall mean the Amended and Restated Promissory Notes in the form attached hereto as Exhibit 1.

         Section 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         Section 7. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Neal, Gerber & Eisenberg, counsel for the Agent.

         Section 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

         Section 9. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                       BORROWER:
                                       ---------

                                       HEADS & THREADS INTERNATIONAL LLC,
                                       A DELAWARE LIMITED LIABILITY COMPANY



                                       BY:      /S/ STEVEN R. SCHONHOLTZ
                                         ---------------------------------------
                                                ITS:     PRESIDENT, CEO
                                                         -----------------------

                                       LENDERS:
                                       --------

                                       AMERICAN NATIONAL BANK AND TRUST
                                       COMPANY OF CHICAGO



                                       BY:      /S/ LINDA K. MIKUTIS
                                         ---------------------------------------
                                                ITS:     OFFICER
                                                         -----------------------

                                       LASALLE BANK NATIONAL ASSOCIATION



                                       BY:      /S/ HENRY J. MUNEZ
                                         ---------------------------------------
                                                ITS:     VICE PRESIDENT
                                                         -----------------------

                                       SUMMIT BANK



                                       BY:      /S/ YURI PILTSER
                                         ---------------------------------------
                                                ITS:     VICE PRESIDENT
                                                         -----------------------

                                       AGENT:
                                       ------

                                       AMERICAN NATIONAL BANK AND TRUST
                                       COMPANY OF CHICAGO



                                       BY:      /S/ LINDA K. MIKUTIS
                                         ---------------------------------------
                                                ITS:     OFFICER
                                                         -----------------------


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                                   SCHEDULE 1
                                   ----------

                                                               PRO RATA
LENDERS                             COMMITMENT                 PERCENTAGE
-------                             ----------                 ----------

American National Bank and
Trust Company of Chicago            $21,666,666.67             33.333%

LaSalle Bank National
Association                         $21,666,666.67             33.333%

Summit Bank                         $21,666,666.67             33.333%

                                 GROUP EXHIBIT 1

                   THREE AMENDED AND RESTATED PROMISSORY NOTES



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